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                                                                Exhibit 99.J(1)




                                     CONSENT


                  We hereby consent to the use of our name on the back cover page of the Prospectus and under the caption "Counsel to the Trust" in the Statement of Additional Information contained in Post-Effective Amendment No. 16 to the Registration Statement on
Form N-1A of The Achievement Funds Trust (Registration No. 33-
26205) filed under the Securities Act of 1933 and Amendment No. 17 under the Investment Company Act of 1940.


                                          /s/ Ballard Spahr Andrews & Ingersoll

May 28, 1999